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                                                            EXHIBIT 23.1
                                                            ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-3 of our report dated February 11, 1999, appearing on page 19 of Dataware Technologies, Inc., Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts" in such Prospectus.


                                 /s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
April 1, 1999